                                                                    EXHIBIT 99.1
[LOGO OF WHITTAKER CORPORATION APPEARS HERE]

               NEWS RELEASE
               WHITTAKER CORPORATION
               1955 N. Surveyor Avenue, Simi Valley, California 93063
               805/526-5700

               Release:  August 31, 1998

               Contact:  John Otto
                         Chief Financial Officer
                         (805) 526-5700, ext. 662


          WHITTAKER CORPORATION ANNOUNCES THIRD QUARTER FY1998 RESULTS

     SIMI VALLEY, CA, AUGUST 31, 1998--Whittaker Corporation (NYSE: WKR) today announced the results of its operations for the third quarter ended July 31, 1998.

     Commenting on the quarter, Joseph F. Alibrandi, Chairman and Chief Executive Officer said, "Whittaker Corporation is having an outstanding year in 1998. Sales and operating profits continue to be at historically high levels, cash flow is strong and the future outlook for our business is favorable. With the completion of our divestiture program, we can now focus on further growth and improvement in our aerospace core."

SALE OF INTEGRATION SERVICES BUSINESS
-------------------------------------

     During the third quarter of 1998, the Company decided to sell its Integration Services business, Aviant Information, Inc. The results of operations and balance sheet items of this business for the current and past periods are included in discontinued operations in the Company's financial statements. On August 20, 1998, the Company sold the assets and business of Aviant Information, Inc. to Enterprise Consulting Group, Inc., a wholly-owned subsidiary of Superior Consultant Holdings Corporation.

INCOME TAXES
------------

     During the third quarter of 1998, the Company determined that, because of the improved 1998 operating results and the favorable outlook for future operating results, previously recorded valuation allowances against benefits from prior year operating tax losses were no longer appropriate. Consequently, the Company reversed all such valuation allowances at the end of the third quarter.

CONTINUING OPERATIONS
---------------------

     Sales from continuing operations for the current quarter were $33,937,000, compared to $22,519,000 for the third quarter of fiscal year 1997. Operating profit from continuing operations for the third quarter of 1998 was $11,142,000, compared to $649,000 for the third quarter last year. Income from continuing operations for the current quarter was $28,578,000, or $2.53 per share (which included benefits from prior year tax losses of $23,083,000, or $2.04 per share), compared to a loss from continuing operations of $4,289,000, or $0.38 per share, for the third quarter last year.

     For the nine-month period ended July 31, 1998, sales from continuing operations were $95,960,000, compared to $63,437,000 for the previous year. Operating profit from continuing operations for the first nine months of 1998 was $27,349,000, compared to $3,513,000 for the first nine months of 1997. For the first nine months of 1998, income from continuing operations was $36,250,000, or $3.22 per share (which included benefits from prior year tax losses of $25,697,000, or $2.29 per share), compared to a loss from continuing operations of $10,398,000, or $0.93 per share for the first nine months of 1997.

DISCONTINUED OPERATIONS
-----------------------

     The gain or loss from discontinued operations for the third quarter and first nine months of 1998 includes the after-tax results of the Company's discontinued Integration Services business and benefits from prior year tax losses of $1,087,000. The gain from discontinued operations for the third quarter of 1998 was $917,000, or $0.08 per share. For the nine months of 1998, the loss from discontinued operations was $570,000, or $0.05 per share. For the third quarter and first nine months of 1997, the loss from discontinued operations, which included the Integration Services business and the Company's previously discontinued Xyplex Networks and defense electronics units, was $22,809,000, or $2.05 per share and $69,226,000, or $6.22 per share, respectively.

     The gain of $10,085,000 on the disposal of discontinued operations for the nine months of 1998 reflects primarily the after-tax gain on the sale of Whittaker Xyplex, Inc. during the first quarter of 1998.

                                    *  *  *

     Statements made herein that are not based on historical fact are "forward looking statements" within the meaning of the Private Litigation Reform Act of 1995. Actual results could differ from these forward looking statements for many reasons including failure to retain customers or to attract new customers, development of competing products, delays in developing new products and markets, and the cyclical nature of the aerospace industry.

     Whittaker Corporation develops innovative fluid control and fire safety systems for aerospace and industrial applications. For additional information on Whittaker, contact the Internet Home Page at http://www.wkr.com.

                                    #  #  #

                             WHITTAKER CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                                   ($ IN 000)
                                   UNAUDITED

                                                            FOR THE THREE MONTHS             FOR THE NINE MONTHS
                                                                 ENDED JULY 31,                  ENDED JULY 31,
                                                            1998            1997            1998            1997
                                                         ----------     ------------     ----------     ------------
                                                                         (restated)                      (restated)
Sales................................................      $ 33,937         $ 22,519       $ 95,960         $ 63,437

Costs and expenses
 Cost of sales.......................................        16,114           16,035         50,085           41,075
 Engineering and development.........................           190              189            591              697
 Selling, general and administrative.................         6,491            5,646         17,935           18,152
                                                           --------         --------        -------        ---------
Operating Profit                                             11,142              649         27,349            3,513

 Interest expense....................................         2,310            5,471         10,453           13,828
 Interest income.....................................          (217)            (104)        (1,197)            (350)
 Other expense.......................................           786             (429)         2,037              433
                                                           --------         --------        -------        ---------
Income (loss) from continuing operations before               8,263           (4,289)        16,056          (10,398)
 provision (benefit) for taxes.......................

Benefit for taxes....................................       (20,315)              --        (20,194)              --
                                                           --------         --------       --------        ---------
Income (loss) from continuing operations.............        28,578           (4,289)        36,250          (10,398)

Discontinued operations
 Gain (loss) from discontinued operations............           917          (22,809)          (570)         (69,226)
 Gain on disposal of discontinued operations.........            --               --         10,085               --
                                                           --------         --------       --------        ---------

Net income (loss)....................................      $ 29,495         $(27,098)      $ 45,765        $(79,624)
                                                           ========         ========       ========        =========
Average common shares outstanding (000)..............        11,295           11,149         11,241           11,136
                                                           ========         ========       ========        =========
Basic income (loss) per share
 Continuing operations...............................      $   2.53         $  (0.38)      $   3.22        $   (0.93)
 Discontinued operations
  Gain (loss) from discontinued operations...........          0.08            (2.05)         (0.05)           (6.22)
  Gain on disposal of discontinued operations........            --               --           0.90               --
                                                           --------         --------       --------        ---------
Net income (loss) per share..........................      $   2.61         $  (2.43)      $   4.07        $   (7.15)
                                                           ========         ========       ========        =========
Diluted income (loss) per share
 Continuing operations...............................      $   2.29         $  (0.38)      $   2.99        $   (0.93)
 Discontinued operations
  Gain (loss) from discontinued operations...........          0.07            (2.05)         (0.05)           (6.22)
  Gain on disposal of discontinued operations........            --               --           0.82               --
                                                           --------         --------       --------        ---------
Net income (loss) per share..........................      $   2.36         $  (2.43)      $   3.76        $   (7.15)
                                                           ========         ========       ========        =========

                             WHITTAKER CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                                   ($ IN 000)

                                                                   AT JULY 31,                 AT OCTOBER 31,
                                                                      1998                          1997
                                                                 ---------------               ---------------
                                                                   (UNAUDITED)                   (RESTATED)
ASSETS
------
Current Assets
--------------
Cash....................................................            $  1,076                      $  6,366
Receivables.............................................              21,667                        23,702
Inventories.............................................              41,655                        37,009
Other current assets....................................               1,346                           772
Income taxes recoverable................................               5,150                         3,238
Deferred income taxes...................................              21,721                        11,244
Net current assets of discontinued operations...........              (1,065)                        7,057
                                                                    --------                      --------
Total Current Assets....................................              91,550                        89,388
                                                                    --------                      --------

Property and equipment, at cost.........................              30,065                        29,896
Less accumulated depreciation and amortization..........             (20,354)                      (20,433)
                                                                    --------                      --------
Net Property and Equipment..............................               9,711                         9,463
                                                                    --------                      --------
Other Assets
------------
Goodwill, net of amortization...........................              13,765                        14,032
Other intangible assets, net of amortization............                 981                         1,106
Notes and other noncurrent receivables..................               3,209                         3,443
Other noncurrent assets.................................               9,934                         7,637
Net assets held for sale................................              15,214                        15,214
Net noncurrent assets of discontinued operations........                 342                        22,650
                                                                    --------                      --------
Total Other Assets......................................              43,445                        64,082
                                                                    --------                      --------

Total Assets                                                        $144,706                      $162,933
                                                                    ========                      ========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities
-------------------
Current maturities of long-term debt....................            $  1,228                      $129,353
Accounts payable........................................               6,857                         9,086
Accrued liabilities.....................................              23,205                        27,315
                                                                    --------                      --------
Total Current Liabilities...............................              31,290                       165,754
                                                                    --------                      --------
Other Liabilities
-----------------
Long-term debt..........................................              80,018                           222
Other noncurrent liabilities............................              12,724                        12,603
Deferred income taxes...................................                  96                        15,077
                                                                    --------                      --------
Total Other Liabilities.................................              92,838                        27,902
                                                                    --------                      --------
Stockholders' Equity
--------------------
Capital stock
 Preferred stock........................................                   1                             1
 Common Stock...........................................                 113                           112
Additional paid-in capital..............................              77,576                        72,041
Retained deficit........................................             (57,112)                     (102,877)
                                                                    --------                      --------
Total Stockholders' Equity (Deficit)....................              20,578                       (30,723)
                                                                    --------                      --------

Total Liabilities and Stockholders' Equity                          $144,706                      $162,933
                                                                    ========                      ========